I.D. Systems Closes Pointer Telocation Acquisition, Rebrands as PowerFleet®

Creates Global Industrial IoT Powerhouse

WOODCLIFF LAKE, NJ — October 3, 2019 — PowerFleet, Inc. has closed its previously announced acquisition of Pointer Telocation Ltd. and rebranded the company formerly known as I.D. Systems to PowerFleet, Inc. (NASDAQ: PWFL; TASE: PWFL). PowerFleet’s common stock commenced trading on the Nasdaq Global Market this morning.

The acquisition and corporate branding positions PowerFleet as a global leader in providing enterprise-class wireless Internet of Things (IoT) and Machine to Machine (M2M) technology that powers wireless solutions for the multi-trillion-dollar logistics, industrial vehicle and fleet management markets. To date, PowerFleet’s solutions have been selected by more than 1,500 customers and operate on more than 500,000 mobile subscriber units globally.

Due to the company’s full suite of purpose-built telematics platforms, sensors, Software-as-a-Service (SaaS) and analytics offerings, PowerFleet maintains a reputation as a leading supply chain and fleet management efficiency solutions provider. The company expects that its rebranding, enhanced suite of solutions, and global scale will enable it to strategically leverage technologies and solutions from one market to the next with the goal of increasing profitability and cash flow generation.

“With growing operational and financial pressures, fleet managers are playing an increasingly critical role in maintaining profitability and driving accountability,” said Matt Arcaro, Research Manager, Next-Generation Automotive Research at IDC. “To meet this challenge, they are seeking out platforms with flexible, extendable capabilities that can evolve with their IoT technology maturity, including seamlessly providing insights across their drivers, vehicles and even cargo.”

By providing actionable reporting and deep insights into an organization’s mobile assets and mobility workers, PowerFleet’s core technology stack will provide enhanced decision support. Additionally, the company will continue to focus on improving efficiencies and generating greater returns from high-value enterprise assets, which include industrial trucks, tractors, trailers, containers, cargo, automobiles, service vehicles and delivery truck fleets. Ultimately, the company’s purpose-built solutions are designed to help customers deliver product more effectively, improve the quality of their service, and operate more safely by identifying and addressing issues at their source.

“While the company’s name has changed, our people and purpose have not,” said Chris Wolfe, PowerFleet CEO. “This transformation is directly in line with our core mission, which is to provide our customers with powerful products and services that help them meet their customers’ needs and grow their businesses. PowerFleet will continue to be the one-stop-shop for everything organizations need to proactively manage the complexities that arise from a mobile Internet of Things world.

“This is a logical branding change for the company, as many of the products we sell today have already been sold under the PowerFleet name in North America and the EU. Our newly empowered delivery team is capable of leveraging key technologies, such as image processing, machine learning, next-generation wireless technology, and a unique super-cap power supply, to connect the disparate pieces of the supply chain and illuminate inefficiencies and bottlenecks within business systems and operations.”

The company’s new corporate umbrella includes three global brands: PowerFleet, Pointer Telocation and Cellocator. PowerFleet will be both the corporate entity name, as well as the primary brand for North America. Pointer and Cellocator will remain the primary brands sold internationally. Globally, PowerFleet will target four vertical markets:

●	Logistics	Powers mobile tractors, trucks, trailers, containers and cargo
●	Industrial	Powers industrial vehicles (forklifts) and other warehouse safety items
●	Vehicles	Powers rental, private automotive and service fleets
●	Assets	Powers all mobile assets from generators to construction equipment

Shares of I.D. Systems common stock ceased trading on the Nasdaq Global Market and Pointer ordinary shares ceased trading on the Nasdaq Capital Market on October 2, 2019. Pointer ordinary shares also ceased trading on the TASE earlier today. Shares of PowerFleet common stock commenced trading on the Nasdaq Global Market this morning and are expected to commence trading on the Tel Aviv Stock Exchange on October 6, 2019, in each case under the ticker symbol “PWFL”.

The acquisition was effected through a newly-created holding company structure, whereby I.D. Systems and Pointer each became wholly-owned subsidiaries of PowerFleet. At the closing of the acquisition, each outstanding share of I.D. Systems common stock (other than certain excluded shares) was converted automatically into the right to receive one share of PowerFleet common stock and each outstanding ordinary share of Pointer (other than certain excluded shares) was cancelled in exchange for $8.50 in cash, without interest, and 1.272 shares of PowerFleet common stock. The acquisition was funded through a combination of a $50 million convertible preferred equity and a $5 million convertible note investment by Abry Partners and a $30 million debt financing by Bank Hapoalim B.M. The $5 million convertible note will convert into convertible preferred equity of PowerFleet upon receipt of stockholder approval in accordance with Nasdaq rules.

Canaccord Genuity LLC acted as financial advisor to I.D. Systems and Olshan Frome Wolosky LLP and Goldfarb Seligman & Co. acted as legal advisors to I.D. Systems. ROTH Capital Partners, LLC acted as financial advisor to Pointer and ZAG-S&W LLP acted as U.S. and Israeli legal advisor to Pointer. Lowenstein Sandler LLP and Meitar Liquornik Geva Lesham Tal acted as legal advisors to Abry Partners.

For more information, please visit www.powerfleet.com.

About PowerFleet

PowerFleet® Inc. (NASDAQ: PWFL; TASE: PWFL) is a global leader and provider of subscription-based wireless IoT and M2M solutions for securing, controlling, tracking, and managing high-value enterprise assets such as industrial trucks, tractor trailers, containers, cargo, and vehicles and truck fleets. The company is headquartered in Woodcliff Lake, New Jersey, with offices located around the globe. PowerFleet’s patented technologies address the needs of organizations to monitor and analyze their assets to increase efficiency and productivity, reduce costs, and improve profitability. Our offerings are sold under the global brands PowerFleet, Pointer, and Cellocator.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to PowerFleet’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond PowerFleet’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding: prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; emerging new products; and plans, strategies and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the ability to recognize the anticipated benefits of the acquisition, which may be affected by, among other things, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for PowerFleet’s products to continue to develop, the possibility that PowerFleet may not be able to integrate successfully the business, operations and employees of I.D. Systems and Pointer, the inability to protect PowerFleet’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in PowerFleet’s, I.D. Systems’ and Pointer’s filings with the Securities and Exchange Commission, including I.D. Systems’ annual report on Form 10-K for the year ended December 31, 2018, Pointer’s annual report on Form 20-F for the year ended December 31, 2018 and PowerFleet’s registration statement on Form S-4 filed with the Securities and Exchange Commission on May 24, 2019, as amended on July 1, 2019 and July 23, 2019, could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, PowerFleet. Unless otherwise required by applicable law, PowerFleet assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether a result of new information, future events, or otherwise.

Company Contact

Ned Mavrommatis, CFO

ned@powerfleet.com

(201) 996-9000

Media Contact

Sara Shaffer

powerfleet@n6a.com

Investor Contact

Matt Glover

Gateway Investor Relations

PWFL@gatewayir.com

(949) 574-3860